UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2019
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

1.01	Entry into a Material Definitive Agreement	3

2.01	Completion of Acquisition or Disposition of Assets	3

2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

9.01	Financial Statements and Exhibits	3

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2019, the Company entered into a Fourth Amendment to Third Amended and Restated Credit Agreement (Incremental Facility) ("Fourth Amendment"). Under the Fourth Amendment, we issued a $765,000,000 term loan B. The term loan matures in 2026 with interest payable at rates based on Libor, plus a margin of 2.75%. A copy of the Third Amended and Restated Credit Agreement dated as of April 28, 2017 (as amended by the First Amendment, dated as of October 2, 2017, the Second Amendment, dated as of April 3, 2018, the Third Amendment, dated as of November 20, 2018 and the Fourth Amendment, dated as of May 1, 2019) is filed as Exhibit 10.1. The proceeds of the term loan were used for the acquisition of the fifteen broadcast television stations from Cordillera Communications, LLC ("Cordillera") with remaining proceeds segregated for financing a portion of the pending television stations acquisition from Nexstar Media Group, Inc.

Item 2.01 Completion of Acquisition of Disposition of Assets

On May 1, 2019, the Company's previously announced $521 million acquisition of fifteen broadcast television stations from Cordillera became effective.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements of the acquired Cordillera Communications television stations will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which the Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information of The E.W. Scripps Company reflecting the acquisition of the Cordillera Communications television stations will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.

(c) Exhibits.

Exhibit Number	Description of Item

2.1	Purchase agreement, among Cordillera Communications, LLC and Scripps Media, Inc. with respect to the acquisition of certain subsidiaries of Cordillera Communications, LLC (1)
10.1
Third Amended and Restated Credit Agreement dated as of April 28, 2017 (as amended by the First Amendment, dated as of October 2, 2017, the Second Amendment, dated as of April 3, 2018, the Third Amendment, dated as of November 20, 2018 and the Fourth Amendment, dated as of May 1, 2019)

99.1	Press release dated May 1, 2019
(1) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated October 27, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: May 3, 2019

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